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                                                                 EXHIBIT 10.7.6




THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


Warrant C-1             WARRANT TO PURCHASE SHARES
                        OF SERIES C PREFERRED STOCK


Company: 3Dfx Interactive, Inc., a California corporation (the "Company"), and any corporation that shall succeed to the obligations of the Company under this Warrant.

Number of Shares:                  20,000
                                   ------------------------
Class of Stock:                    Series C Preferred
                                   ------------------------
Exercise Price:                    (See Section 5.B.4)
                                   ------------------------
Expiration Date:                   June  , 2001
                                   ------------------------
Date of Grant:                     June  , 1996
                                   ------------------------


                  THIS CERTIFIES THAT, for value received, Goodin & Associates, a [Describe type of entity],("Holder") is entitled to purchase 20,000 shares of the Company's Series C Preferred Stock (the "Shares") to be created and sold by the Company in a financing resulting in gross proceeds to the Company of at least $1,000,000, including the principal and interest of promissory notes which may be converted into shares of such Series C Preferred Stock, (the "Financing") at the Exercise Price (as initially determined by Section 5.B.4 and as may be further adjusted pursuant to Section 5 hereof), subject to the provisions and upon the terms and conditions set forth herein.

                  I.       Definitions.

                  As used herein, the following terms, unless the context otherwise requires, shall have the following meanings:

                           1.   "Act" shall mean the Securities Act of 1933, as
amended, or any similar federal statute, and the rules and regulations thereunder, as shall be in effect at the time.



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                           2.   "Common Stock" shall mean shares of the
presently authorized common stock of the Company and any stock into which such common stock may hereafter be exchanged.

                           3.   "Holder" shall mean any person who shall at the
time be the holder of this Warrant.

                           4.   "Shares" shall mean the shares of the Series C
Preferred Stock or Common Stock that the Holder is entitled to purchase upon exercise of this Warrant, as adjusted pursuant to Section 5 hereof.

                           5.   "Warrant Price" shall mean the Exercise Price at
which this Warrant may be exercised, as intially determined by Section 5.B.4 and as further adjusted pursuant to Section 5 hereof.

                  II.      Term.

                  A. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time on or before the Expiration Date; provided, however, this Warrant shall expire, if not previously exercised, immediately upon the closing of the issuance of shares of Common Stock of the Company in an underwritten public offering, pursuant to an effective registration statement under the Securities Act of 1933, as amended, in which the aggregate proceeds received by the Company equal at least $15,000,000 and the public offering price is not less than $6.60 per share of Common Stock (appropriately adjusted for stock splits, stock dividends and stock combinations).

                  B. The Company shall notify Holders if an event or transaction of the kind described in Section 2.A. above is proposed, at least thirty (30) days prior to the closing of such event or transaction and if the Company fails to deliver such written notice at such time, anything to the contrary in this Warrant notwithstanding, the Warrant will not expire until thirty (30) days after the Company delivers such notice to the Holders. Such notice shall also contain such details of the proposed event or transaction as are reasonable in the circumstances and notice that this Warrant is expected to expire upon closing thereof. If such closing does not take place, the Company shall promptly notify the holders that such proposed transaction has been terminated. Anything to the contrary in this Warrant notwithstanding, the holders may rescind any exercise of their Warrants within thirty (30) days of such notice of termination of the proposed transaction if the exercise of their Warrants occurred after the Company notified such holders that an event or transaction of the kind described in Section 2. A above was proposed or if the exercise were otherwise precipitated by such proposed event or transaction. In the event of such rescission, the Warrants will continue to be exercisable on the same terms and conditions.


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                  III.     Method of Exercise; Payment; Issuance of New Warrant.

                  Subject to Section 2 hereof, the purchase right represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Appendix A duly executed) at the principal office of the Company and by the payment to the Company, by check made payable to the Company drawn on a United States bank and for United States funds of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased. In the event of any exercise of the purchase right represented by this Section 3, certificates for the Shares so purchased shall be delivered to the Holder within thirty (30) days of receipt of such payment and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such thirty (30) day period.


                  IV.      Exercise Price.

                  The Warrant Price at which this Warrant may be exercised shall be the Exercise Price, as determined by Section 5.B.4 and as adjusted from time to time pursuant to Section 5 hereof.

                  V. Adjustment of Number and Kind of Shares and Adjustment of Warrant Price.

                  A. Certain Definitions. As used in this Section 5 the following terms shall have the following respective meanings:

                           1.   Options:  rights, options or warrants to
subscribe for, purchase or otherwise acquire either shares of Series C Preferred Stock, Common Stock or Convertible Securities; and

                           2.   Convertible Securities:  any evidences of
indebtedness, shares of stock or other securities directly or indirectly convertible into or exchangeable for Common Stock, including the Company's Series C Preferred Stock.

                  B. Adjustments. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                           1.   Reclassification, Reorganization, Consolidation
or Merger. In the case of any reclassification of the Series C Preferred Stock or any



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reorganization, consolidation or merger of the Company with or into another corporation (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any reclassification of the Series C Preferred Stock), the Company, or such successor corporation, as the case may be, shall execute a new warrant, providing that the Holder shall have the right to exercise such new warrant and upon such exercise to receive, in lieu of each share of the Series C Preferred Stock, as applicable, theretofore issuable upon exercise of this Warrant, the number and kind of securities receivable upon such reclassification, reorganization, consolidation or merger by a holder of shares of the Series C Preferred Stock of the Company for each share of the Series C Preferred Stock. The aggregate warrant price of the new warrant shall be the aggregate Warrant Price in effect immediately prior to the reclassification, reorganization, consolidation or merger. Such new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5 including, without limitation, adjustments to the Warrant Price and to the number of shares issuable upon exercise of this Warrant. The provisions of this subsection B.1 shall similarly apply to successive reclassification, reorganizations, consolidations or mergers.

                           2.   Split, Subdivision or Combination or Shares.  If
the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the Series C Preferred Stock, for which this Warrant is then exercisable, the Warrant Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination. Any adjustment under this subsection B.2 shall become effective when the split, subdivision or combination becomes effective.

                           3.   Stock Dividends.  If the Company at any time
while this Warrant remains outstanding and unexpired shall pay a dividend with respect to the Series C Preferred Stock for which this Warrant is then exercisable, payable in shares of that Series C Preferred Stock, Options or Convertible Securities, the Warrant Price shall be adjusted, from and after the date of determination of the stockholders entitled to receive such dividend or distributions, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Series C Preferred Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of the Series C Preferred Stock outstanding immediately after such dividend or distribution (including shares of Series C Preferred Stock issuable upon exercise, conversion or exchange of any Options or Convertible Securities issued as such dividend or distribution). If the Options or Convertible Securities issued as such dividend or distribution by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Company, or any increase in the number of shares issuable upon exercise, conversion or exchange thereof (by change of rate or otherwise), the Warrant


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Price shall, upon any such decrease or increase becoming effective, be reduced to reflect such decrease or increase as if such decrease or increase became effective immediately prior to the issuance of the Options or Convertible Securities as the dividend or distribution. Any adjustment under this subsection
B.3 shall become effective on the record date.

                           4.   Establishment of Exercise Price. The Warrant
Price shall be fixed at a price equal to the price per share of the Company's Series C Preferred Stock sold in the Financing.

                  C. Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to this Section 5, but excluding adjustments pursuant to subsection B. 4 of this Section 5, the number of Shares issuable upon exercise of this Warrant shall be adjusted to the product obtained by multiplying the number of Shares issuable immediately prior to such adjustment in the Warrant Price by a fraction (i) the numerator of which shall be the Warrant Price immediately prior to such adjustment, and (ii) the denominator of which shall be the Warrant Price immediately after such adjustment.

                  VI.      Notice of Adjustments.

                  Whenever the Warrant Price shall be adjusted pursuant to
Section 5 hereof, the Company shall issue a certificate signed by its chief financial officer or chief executive officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Warrant Price after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.


                  VII. Compliance With Act; Transferability of Warrant; Disposition of Shares.

                  A. Legends. This Warrant and the Shares issued upon exercise thereof shall be imprinted with a legend in substantially the following form:

                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."



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                  B.       Transferability and Non-negotiability of Warrant and
Shares. This Warrant and the Shares issued upon exercise thereof may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if reasonably requested by the Company). Subject to the provisions of this Section 7.B, title to this Warrant may be transferred in the same manner as a negotiable instrument transferable by endorsement and delivery.

                  VIII.    Miscellaneous.

                  No fractional shares of the Shares shall be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns. This Warrant shall be governed by and construed under the laws of the State of California as applied to contracts entered into between residents of the State of California to be wholly performed in the State of California. The titles of the sections and subsections of this Warrant are for convenience only and are not to be considered in construing this Warrant. All pronouns used in the Warrant shall be deemed to include masculine, feminine and neuter forms.

                                       3DFX INTERACTIVE, INC.


                                       By: /s/ Gary Martin
                                           ------------------------------------

                                       Title: CFO
                                              ---------------------------------




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                                   APPENDIX A


                               NOTICE OF EXERCISE



TO:______________


                  1. The undersigned hereby elects to purchase__________ shares of the____________ of 3Dfx Interactive, Inc., pursuant to terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

                  2. Please issue a certificate or certificates representing said shares of the__________________ in the name of the undersigned or in such other name as is specified below:

                  3. The undersigned represents it is acquiring the shares of__________ solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof.



                        ________________________________
                                     (Name)


                        ________________________________
                                    (Address)

                        ________________________________


                        ________________________________

                        ________________________________
                        (Taxpayer Identification Number)


__________________________
  [print name of Holder]

By:_______________________

Title:____________________

Date:_____________________

                           AMENDMENT NO. 1 TO WARRANT


         This Amendment (the "Amendment No. 1") is entered into as of May __, 1997 among 3Dfx Interactive, Inc., a California corporation (the "Company") and Goodin & Associates (the "Investor").

                                    RECITALS

         WHEREAS, on June 1, 1996 the Company issued to Investor a warrant (the "Warrant") to purchase up to 20,000 shares of Series C Preferred Stock of the Company, which Warrant becomes exercisable immediately upon the closing of an initial public offering of the Company's Common Stock to the public.

         WHEREAS, the Company and the Investor desire to amend the Warrant to provide for a "net exercise" provision to facilitate the exercise of the Warrant.

         WHEREAS, concurrently with the execution of this Amendment No. 1, the Investor will execute a form of Lock-Up Agreement in the form executed by each of the officers and directors of the Company.

         NOW THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable considerations, the parties hereby agree as follows:

         1.   Amendment to Section III

         Section III of the Warrant is hereby amended to read in its entirety as follows:

                           "Subject to Section 2 hereof, the purchase right represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Appendix A duly executed) at the principal office of the Company and by the payment to the Company of the Exercise Price. The Exercise Price may be paid in whole or in part by the Holder to the Company:

                           (A) by check or wire transfer of immediately available funds, of an amount equal to the Exercise Price per share multiplied by the number of Shares then being purchased; or

                           (B) the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                  X  =  Y (A - B)
                        ---------
                            A



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                  Where     X   =   the number of Shares to be issued to the
                                    Holder
                            Y   =   the number of Shares purchasable under the
                                    Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                            A   =   the fair market value of one Share (at the
                                    date of such calculation)

                            B   =   Exercise Price (as adjusted to the date of
                                    such calculation)

         For purposes of the above calculation, fair market value of one Share shall be determined by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Company's Common Stock at the time of such exercise, the fair market value per Share shall be the product of (i) the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value and (ii) the number of shares of Common Stock into which each Share is convertible at the time of such exercise. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's IPO, the fair market value per share shall be the product of
         (i) the per share offering price to the public of the Company's IPO, and (ii) the number of shares of Common Stock into which each Share is convertible at the time of such exercise.

                           (C) Certificates for Shares purchased hereunder shall be delivered to the Holder hereof within a reasonable time after the date on which this Warrant shall have been exercised as aforesaid.

                           (D) The Company covenants that all Shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

         2. Full Force and Effect. Subject to the foregoing amendments, the Warrant remains in full force and effect and is herewith confirmed.

         3. Counterparts. This Amendment No. 1 may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

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         IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date first written above.


3Dfx INTERACTIVE, INC.                 GOODIN & ASSOCIATES



By:__________________________          By:____________________________

Title:_______________________          Title:_________________________



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